UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: September 30, 2023

(Date of earliest event reported)

FDCTECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56338	81-1265459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

200 Spectrum Center Drive, Suite 300

Irvine, CA 92618

(Address of principal executive offices, including zip code)

(877) 445-6047

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	FDCT	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 30, 2023, FDCTech, Inc. (“FDC” or the “Company,” OTCQB: FDCT) signed the definitive agreement with Alchemy Group where the Company acquired 100% of Alchemy Markets DMCC (Alchemy UAE), 100% of Alchemy Prime Ltd. (Alchemy UK), and 49.90% of Alchemy Markets Ltd. (Alchemy Malta). After the acquisition of 49.90% of Alchemy Malta, the Company will control 100.00% of all issued outstanding shares of Alchemy Malta. The acquisition of Alchemy UK and Alchemy Malta is subject to regulatory approval by the Financial Conduct Authority (FCA UK) and Malta Financial Services Authority (MFSA), respectively.

The Company will issue 1,800,000 shares of its Series B Preferred stock, or such other number of shares that the parties agree upon to shareholder(s) and employees of Alchemy Group, for the acquisition. The existing management team and board of directors will continue to oversee and manage the Company’s operations. This transaction was the result of extensive negotiations commencing in September 2022.

The foregoing description of the Definitive Agreement with Alchemy Group does not purport to be complete. It is qualified in its entirety by reference to the full text of the document, which is filed as an exhibit to this report and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On October 05, 2023, the Company issued a press release announcing the Definitive Agreement with Alchemy Group. We have furnished a copy of the press release as Exhibit 99.1 hereto, which is incorporated into Item 7.01 by reference.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section, and is not deemed incorporated by reference in any filing of Basic’s under the Securities Act of 1933, as amended unless specifically identified therein as being incorporated therein by reference.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1	Definitive Agreement dated September 30, 2023.

99.1	Press release dated October 05, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FDCTECH, INC.

October 05, 2023	By:	/s/ Imran Firoz
Date		Imran Firoz
Chief Financial Officer
(Principal Executive Officer)

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